UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 20, 2016

Exact Name of Registrant as Specified in Its Charter:	CALAMP CORP.

DELAWARE	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	15635 Alton Parkway, Suite 250
Irvine, CA 92618

Registrant's Telephone Number, Including
Area Code:	(949) 600-5600

Former Name or Former Address,
if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2016, the Board of Directors (the “Board”) of the Company approved amendments to our Amended and Restated Bylaws that, among other things, adopt “majority voting” in uncontested director elections (with a plurality carve-out for contested director elections). The Amended and Restated Bylaws, as amended, are effective as of the same date.

Specifically, Article II of the Amended and Restated Bylaws was amended by, among other things:

●

amending Section 2.06 to provide that at any meeting of stockholders at which directors are to be elected, each nominee for election as a director in an “uncontested election” (as defined in the Amended and Restated Bylaws, as amended) will be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election. In all director elections other than uncontested elections, the nominees for election as a director will be elected by a plurality of the votes cast;

●

amending Sections 2.01, 2.04 and 2.07 to provide the Company with flexibility to hold online-only meetings of stockholders in the future and to provide for a possibility of stockholders attending the meeting virtually and the Company providing the stockholder list virtually;

●

amending Section 2.02 to establish a process for stockholders to call a special meeting of stockholders by providing that stockholders have to submit a written request to the Secretary of the Corporation to call the meeting;

●

updating Sections 2.03, 2.05, 2.11 and 2.12 to address various aspects of the authority of the Board and the meeting chair with respect to stockholder meetings, and to provide greater clarity around the conduct of meetings, including: (a) making it explicit that, in addition to adjourning stockholder meetings, the Board (or the chair of the meeting) has authority to recess and postpone meetings; (b) making it explicit that the Chairman of the Board, or in his or her absence, the President or, in his or her absence, “another person designated by the Board” will preside at stockholder meetings; (c) providing that the power to adopt rules and regulations for the conduct of any meeting of stockholders is vested in the Board; (d) clarifying that the chairman of the meeting has the power to open and close the polls, to adopt rules and an agenda, and to recess or adjourn without a stockholder vote; and (d) permitting the Chairman of the Board to declare that a nomination or other business was not properly brought before the Board;

●

modernizing provisions in Sections 2.03-2.08 and 2.10 regarding the ability to reschedule, postpone or cancel meetings of stockholders, notice of meetings, stockholder lists, proxies and inspectors of election; and

●

updating the advance notice provisions in Section 2.10 to, among other things, (a) add a submission window during which nominations and other items of business can be proposed by stockholders under the advance notice provisions; (b) expand informational requirements to cover beneficial owners and “control persons;” (c) clarify that informational requirements apply to stockholder nominations that are made in connection with special meetings; and (d) address various aspects of the authority of the Board, the Chairman of the Board and the meeting chair (if different) with respect to stockholder nominations or other matters of business proposed under the advance notice provisions.

Article III of the Amended and Restated Bylaws was amended by, among other things:

●

updating Sections 3.01-3.05, 3.09, 3.12, 3.13 and 3.15 to, among other things, (a) reflect that the company is managed by “or under the direction” of the Board, as set forth in the Delaware General Corporations Law (“DGCL”); (b) clarify that the exact size of the Board will be fixed by the Board resolution (as provided in the Certificate of Incorporation); (c) revise the language regarding effectiveness of resignations to address the majority voting standard that now applies to uncontested director elections; (d) clarify that the directors chosen to fill a vacancy will hold office until the next election; (e) give the Chairman of the Board authority to call special meetings of the Board (along with the majority of the Board and the President); (f) revise the director removal provision to be consistent with the Certificate of Incorporation and the DGCL standard; (g) revise the compensation section to address recent focus on director compensation and director independence; and (h) add a new Section 3.15 that makes it clear what the role of the Chairman of the Board is;

●

updating Section 3.14 to provide: (a) that the Company has elected to be governed by Section 141(c)(2) under the DGCL; (b) that the Board has authority to appoint alternates in the event a committee member is unable to attend a meeting; and (c) for quorum and voting requirements that apply to the Board committees; and

●

adding a set of “emergency bylaws” as a new Section 3.16 that apply in the context of certain emergency situations, as described in the DGCL, enabling the Board or a committee to meet even though the usual quorum of directors is not available.

Article IV of the Amended and Restated Bylaws was amended to modernize the officer provisions and providing greater flexibility in appointing and delegating duties to officers. Article V was amended to permit the Board to authorize the officers to designate which officers can execute contracts on behalf of the Company (Section 5.01) and to clarify that the Company can choose depository institutions (Section 5.03). Article VI was amended to authorize any two officers to sign stock certificates and to provide for uncertificated shares. In addition, the indemnification provisions in Article VII have been revised to conform to the provisions included in the Certificate of Incorporation and to the definitions included in the DGCL. A new Article IX was added to provide that the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court or a federal court located within the State of Delaware) will be the sole and exclusive forum to bring internal corporate claims (as defined under the DGCL) unless the Company consents to the selection of an alternative forum in writing. What was previously Article VIII was renumbered as Article IX and was amended to streamline language addressing the authority of the Board and the stockholders to amend the Amended and Restated Bylaws.

Several sections of the Amended and Restated Bylaws were also amended to update the record date provisions to reflect a possibility of dual record dates as permitted under the DGCL and to include the procedures for stockholders seeking to have stockholders express consent to corporate action in writing without a meeting to request a setting of the record date for solicitation of written consents. Finally, the amendments also include a number of immaterial modifications intended to provide clarification and consistency and to update various provisions in light of statutory and regulatory changes.

The foregoing description of the amendments is qualified in its entirety by reference to the text of the Company’s Amended and Restated Bylaws, as amended, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

3.01	Amended and Restated Bylaws of CalAmp Corp. (amended and restated effective December 20, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

December 23, 2016	By: /s/ Richard Vitelle
Date	Richard Vitelle
Executive Vice President and CFO
(Principal Financial Officer)

EXHIBIT INDEX

Number	Exhibit
3.01	Amended and Restated Bylaws of CalAmp Corp. (amended and restated effective December 20, 2016).